UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04282

Name of Fund: BlackRock Natural Resources Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Natural Resources Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/06 - 01/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock                                                              BLACKROCK
Natural Resources Trust

SEMI-ANNUAL REPORT
JANUARY 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Natural Resources Trust

Portfolio Information as of January 31, 2007

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
EOG Resources, Inc. .........................................             3.9%
Devon Energy Corp. ..........................................             3.7
Murphy Oil Corp. ............................................             3.3
Talisman Energy, Inc. .......................................             2.8
Chevron Corp. ...............................................             2.7
Exxon Mobil Corp. ...........................................             2.6
Apache Corp. ................................................             2.5
Transocean, Inc. ............................................             2.4
ConocoPhillips ..............................................             2.3
GlobalSantaFe Corp. .........................................             2.3
--------------------------------------------------------------------------------

                                                                    Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ...............................................            67.5%
Canada ......................................................            22.5
France ......................................................             2.8
Italy .......................................................             1.4
China .......................................................             1.3
Brazil ......................................................             1.3
Australia ...................................................             1.1
United Kingdom ..............................................             0.8
Hong Kong ...................................................             0.7
Greece ......................................................             0.3
Cayman Islands ..............................................             0.2
Other* ......................................................             0.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

A Letter to Shareholders

Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. Returns for the annual and semi-annual periods ended January 31, 2007 were as follows:

Total Returns as of January 31, 2007                                  6-month          12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                            +13.75%          +14.51%
-----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                           +14.95           +10.44
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)      +14.33           +19.84
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 3.65           + 4.28
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 3.06           + 4.29
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                      + 8.45           +11.76
-----------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the target rate at 5.25%, where it remained through period-end. In interrupting its interest rate-hiking campaign, the Fed initially acknowledged that economic growth was slowing, but maintained a cautionary view on inflation. Most recently, the central bankers have pointed to a firming in economic data and moderation in inflation, causing many to believe the Fed will likely remain on hold for the time being.

Overall, 2006 was a good year for U.S. equities, despite a mid-year correction that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. European equities and select emerging markets fared particularly well. This broad equity strength carried into January.

For much of 2006, bond yields moved higher as their prices declined. Prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.93% at January 31, 2007, while the six-month Treasury offered the highest yield on the curve at 5.16% -- both still below the federal funds rate.

As 2007 began, investors were left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate these and other uncertainties inherent in the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on 2006 and our 10 predictions for 2007, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Trust President and Trustee


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007        3

A Discussion With Your Fund's Portfolio Manager

      Despite some challenges recently, we retained our focus on North American natural gas companies and global oil markets, two areas where we believe the investment case remains compelling.

How did the Trust perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2007, BlackRock Natural Resources Trust's (formerly Merrill Lynch Natural Resources Trust) Institutional, Investor A, Investor B and Investor C Shares had total returns of --2.39%, --2.51%, --2.89% and --2.89%, respectively. (Trust results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the broad market Standard & Poor's 500 (S&P 500) Index returned +13.75%, while the Trust's comparable Lipper category of Natural Resources Funds posted an average return of +0.99%. (Funds in this Lipper category invest their equity assets primarily in natural resources stocks.)

The Trust's underperformance of the broad equity market and its Lipper category average is attributed to the continuation of the dynamics discussed in our last report to shareholders. That is, our investments in companies with exposure to natural gas drilling -- specifically, North American natural gas production and oil service companies -- underperformed the broader market and the energy sector. A record warm winter last year left natural gas storage at historically high levels and raised the risk that storage would reach full capacity prior to the start of the 2006 -- 2007 winter heating season. A warm start to the current heating season exacerbated the situation and caused the stocks of companies leveraged to natural gas production to decline sharply. More than half of the portfolio had exposure, either directly or indirectly, to this critical North American natural gas market during the period.

In addition to the challenges faced by oil and gas producers, the Trust's positions in oil drillers also hindered results. New drill ships and rigs are being built and are expected to begin operation in 2009, sparking investor fears that the increased production might translate into depressed prices in the 2009 timeframe. In our view, there is little reason for concern, as the oil companies have been signing contracts for these new rigs to begin operations starting in 2008, with terms existing for three to five years. It is also worth noting that while the number of rigs drilling for natural gas has more than doubled since 2003, natural gas production has increased by only a small margin. Under these circumstances, we believe that any curtailment in drilling activity would result in reduced supplies, thereby absorbing the current surplus and bringing the market back into balance. Of course, much of this is contingent on the weather.

Within the S&P 500 Index, energy sector performance was largely driven by strong results from the large cap integrated oil companies, including Exxon Mobil Corp. and Marathon Oil Corp. While we own shares of these companies, the Trust is underweight relative to the benchmark, and this also detracted from relative performance.

Contributing to Trust results during the period were metals and mining stocks, including Glamis Gold Ltd., which was acquired by Goldcorp, Inc., HudBay Minerals, Inc. and Southern Copper Corp.

What changes were made to the portfolio during the period?

As it became clear that natural gas storage would surpass historic levels, we reduced exposure to natural gas names and shifted our emphasis toward companies more heavily exposed to oil. This was accomplished through the purchase of Hess Corp. and Occidental Petroleum Corp. In addition, we shifted investments out of North American land rigs and into deep-water drilling companies, such as Transocean, Inc. and Diamond Offshore Drilling, Inc., which we believe should have a more protected market. These companies have seen rapidly rising prices for their drilling rigs, with rates for use of their fifth-generation rigs exceeding $500,000 per day. The valuations for these stocks seem very reasonable given the companies' ability to sign long-term contracts for their fleets.

Also during the period, we reduced some exposure to Canadian oil and gas production companies as the Canadian government changed the taxation structure for investment trusts. The new taxation essentially penalized these companies while also taking the premium out of many smaller companies that had been trading well under the assumption that they might be purchased by investment trusts.


4       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

How would you characterize the Trust's position at the close of the period?

At period-end, approximately 88% of the portfolio's net assets was invested in energy-related companies, with the remaining equity holdings in metals and mining, utilities, paper and forest products, and chemicals.

We continue to emphasize North American natural gas companies. Despite the warm weather, we believe the gas markets remain fairly well balanced. Furthermore, with Canadian production plateauing, we believe normal weather could lead to more favorable technical conditions in this market.

In the oil markets, another area of emphasis for the Trust, 2007 was expected to be a year in which production would exceed demand. However, the increased production was largely due to projects that were deferred from Hurricanes Katrina and Rita in 2005. Norway already has announced lower production levels for 2007 and we are seeing a decline in output from Mexico's Cantarell field. This has brought supplies back to balance with expected demand, leaving the oil markets exposed to any geopolitical disruptions that could result in shortages. We continue to believe that oil prices should remain high as demand continues to increase amid the limits of available world production capacity.

Robert M. Shearer
Vice President and Portfolio Manager

February 15, 2007

--------------------------------------------------------------------------------
Effective October 2, 2006, the Trust's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
--------------------------------------------------------------------------------


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007        5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                           6-Month      12-Month       10-Year
As of January 31, 2007                  Total Return  Total Return  Total Return
================================================================================
Institutional Shares*                     - 2.39%        - 6.05%       +238.91%
--------------------------------------------------------------------------------
Investor A Shares*                        - 2.51         - 6.29        +230.58
--------------------------------------------------------------------------------
Investor B Shares*                        - 2.89         - 7.00        +210.44
--------------------------------------------------------------------------------
Investor C Shares*                        - 2.89         - 7.00        +206.09
--------------------------------------------------------------------------------
S&P 500(R) Index**                        +13.75         +14.51        +114.47
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Performance Data (concluded)

BlackRock Natural Resources Trust --Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Trust's Institutional, Investor A, Investor B & Investor C Shares compared to growth of an investment in the S&P 500 Index. Values are from January 1997 to January 2007:

                     BR Natural           BR Natural           BR Natural           BR Natural
                     Resources             Resources            Resources             Resources
                          Trust                Trust                Trust                 Trust
                  Institutional           Investor A           Investor B            Investor C            S&P 500
                       Shares*+             Shares*+             Shares*+              Shares*+            Index++
1/97                    $10,000              $ 9,475              $10,000               $10,000            $10,000
1/98                    $ 8,643              $ 8,175              $ 8,561               $ 8,564            $12,691
1/99                    $ 7,163              $ 6,754              $ 7,017               $ 7,023            $16,814
1/00                    $ 9,130              $ 8,588              $ 8,849               $ 8,862            $18,554
1/01                    $12,478              $11,708              $11,968               $11,982            $18,387
1/02                    $11,514              $10,773              $10,932               $10,944            $15,418
1/03                    $11,903              $11,115              $11,189               $11,199            $11,869
1/04                    $15,751              $14,666              $14,650               $14,665            $15,972
1/05                    $21,515              $19,982              $19,804               $19,825            $16,967
1/06                    $36,075              $33,423              $33,126               $32,913            $18,729
1/07                    $33,891              $31,322              $31,044               $30,609            $21,447

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 1/31/07                                                - 6.05%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                              +24.10
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                               +12.98
--------------------------------------------------------------------------------

                                              Return Without       Return With
                                              Sales Charge         Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 1/31/07                            - 6.29%             -11.21%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                          +23.80              +22.47
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                           +12.70              +12.09
--------------------------------------------------------------------------------

                                                   Return              Return
                                               Without CDSC        With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 1/31/07                            - 7.00%             -10.95%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                          +22.84              +22.66
--------------------------------------------------------------------------------
Ten Years Ended1/31/07                            +11.99              +11.99
--------------------------------------------------------------------------------

                                                  Return              Return
                                               Without CDSC        With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 1/31/07                            - 7.00%             - 7.88%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                          +22.84              +22.84
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                           +11.84              +11.84
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007        7

Disclosure of Expenses

Shareholders of this Trust may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2006 and held through January 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                           Expenses Paid
                                                       Beginning          Ending        During the Period*
                                                     Account Value     Account Value     August 1, 2006 to
                                                    August 1, 2006   January 31, 2007    January 31, 2007
==========================================================================================================
Actual
==========================================================================================================
Institutional                                            $1,000           $ 976.10              $4.13
----------------------------------------------------------------------------------------------------------
Investor A                                               $1,000           $ 974.90              $5.38
----------------------------------------------------------------------------------------------------------
Investor B                                               $1,000           $ 971.10              $9.14
----------------------------------------------------------------------------------------------------------
Investor C                                               $1,000           $ 971.10              $9.14
==========================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================
Institutional                                            $1,000           $1,021.02             $4.23
----------------------------------------------------------------------------------------------------------
Investor A                                               $1,000           $1,019.76             $5.50
----------------------------------------------------------------------------------------------------------
Investor B                                               $1,000           $1,015.92             $9.35
----------------------------------------------------------------------------------------------------------
Investor C                                               $1,000           $1,015.92             $9.35
----------------------------------------------------------------------------------------------------------

* For each class of shares of the Trust, expenses are equal to the annualized expense ratio for the class (.83% for Institutional, 1.08% for Investor A, 1.84% for Investor B and 1.84% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Schedule of Investments as of January 31, 2007 (Unaudited)     (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
===============================================================================
Australia -- 1.1%
            Metals & Mining -- 1.1%
            Alumina Ltd.                               153,800     $    779,759
            BHP Billiton Ltd.                           60,500        1,239,131
            Newcrest Mining Ltd.                       120,000        1,969,273
            -------------------------------------------------------------------
            Total Common Stocks in Australia                          3,988,163
===============================================================================
Brazil -- 1.3%
            Metals & Mining -- 0.8%
            Companhia Vale do Rio Doce
            (Common Shares) (a)                         87,000        2,951,910
            -------------------------------------------------------------------
            Paper & Forest Products -- 0.5%
            Votorantim Celulose e Papel SA             100,000        1,805,000
            -------------------------------------------------------------------
            Total Common Stocks in Brazil                             4,756,910
===============================================================================
Canada -- 22.5%
            Canadian Independents -- 16.6%
            Bear Ridge Resources Ltd. (c)               47,200          149,205
            Canadian Natural Resources Ltd.            119,700        5,985,000
            Compton Petroleum Corp. (c)                262,100        2,523,448
            Crew Energy, Inc. (c)                      270,700        2,702,859
            Cyries Energy, Inc. (c)                     88,928          914,368
            Ember Resources, Inc. (c)                   74,288          171,706
            EnCana Corp.                               123,622        5,930,032
            Grand Petroleum, Inc. (c)                  140,000          398,538
            Husky Energy, Inc.                          53,200        3,411,798
            Kereco Energy Ltd. (c)                     221,168        1,261,079
            Mission Oil & Gas, Inc. (c)                178,761        1,874,499
            Nexen, Inc.                                 59,300        3,580,273
            Niko Resources Ltd.                         21,800        1,609,806
            Oilexco, Inc. (c)                           82,000          574,864
            Pan Orient Energy Corp. (c)                224,000          788,035
            Paramount Resources Ltd. (c)                75,000        1,255,523
            Petro-Canada                               126,000        4,900,595
            ProEx Energy Ltd. (c)                       92,653        1,088,878
            Real Resources, Inc. (c)                    90,100        1,110,172
            Rider Resources Ltd. (c)                   116,918          869,334
            Suncor Energy, Inc.                        101,300        7,506,254
            TUSK Energy Corp. (c)                      673,096        1,561,482
            Talisman Energy, Inc.                      601,800       10,601,049
            TriStar Oil & Gas Ltd. (c)                 279,000        1,299,218
                                                                   ------------
                                                                     62,068,015
            -------------------------------------------------------------------
            Energy Equipment &
            Services -- 0.2%
            Trican Well Service Ltd.                    56,500          932,865
            -------------------------------------------------------------------
            Gold -- 1.0%
            Barrick Gold Corp.                          51,800        1,532,695
            Eldorado Gold Corp. (c)                    404,500        2,309,857
                                                                   ------------
                                                                      3,842,552
            -------------------------------------------------------------------
            Metals & Mining -- 3.7%
            Alcan, Inc.                                 30,200        1,540,200
            Aur Resources Inc.                          50,000          964,905
            Goldcorp, Inc.                             114,582        3,167,363
            HudBay Minerals, Inc. (c)                  195,000        3,612,339
            Northern Orion Resources, Inc. (c)         211,000          806,849
            Teck Cominco Ltd. Class B                   49,500        3,649,405
                                                                   ------------
                                                                     13,741,061
            -------------------------------------------------------------------
            Oil & Gas Equipment &
            Services -- 0.6%
            Tesco Corp. (c)                            106,300        2,222,111
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.4%
            MGM Energy Corp. (c)                         3,000           15,729
            SXR Uranium One, Inc. (c)                  120,000        1,577,498
                                                                   ------------
                                                                      1,593,227
            -------------------------------------------------------------------
            Total Common Stocks in Canada                            84,399,831
===============================================================================
Cayman Islands -- 0.3%
            Oil, Gas & Consumable
            Fuels -- 0.3%
            Coastal Energy Co. (c)                   2,000,000          934,738
            -------------------------------------------------------------------
            Total Common Stocks in the Cayman Islands                   934,738
===============================================================================
China -- 1.3%
            Metals & Mining -- 1.3%
            Aluminum Corp. of China Ltd. (a)           216,800        4,886,672
            -------------------------------------------------------------------
            Total Common Stocks in China                              4,886,672
===============================================================================
France -- 2.8%
            Integrated Oil & Gas -- 1.7%
            Total SA (a)                                90,800        6,178,940
            -------------------------------------------------------------------
            Oil & Gas Equipment &
            Services -- 1.1%
            Technip SA (a)                              64,975        4,194,136
            -------------------------------------------------------------------
            Total Common Stocks in France                            10,373,076
===============================================================================
Greece -- 0.3%
            Marine -- 0.3%
            Aegean Marine Petroleum Network, Inc. (c)   72,300        1,242,114
            -------------------------------------------------------------------
            Total Common Stocks in Greece                             1,242,114
===============================================================================
Hong Kong -- 0.7%
            Oil & Gas Exploration &
            Production -- 0.7%
            CNOOC Ltd. (a)                              31,400        2,693,178
            -------------------------------------------------------------------
            Total Common Stocks in Hong Kong                          2,693,178
===============================================================================
Italy -- 1.4%
            Integrated Oil & Gas -- 0.3%
            ENI SpA (a)                                 19,250        1,241,048
            -------------------------------------------------------------------
            Oil & Gas Drilling -- 1.1%
            Saipem SpA                                 164,500        4,066,973
            -------------------------------------------------------------------
            Total Common Stocks in Italy                              5,308,021
===============================================================================
United Kingdom -- 0.7%
            Energy Equipment &
            Services -- 0.4%
            Acergy SA (a)(c)                            85,000        1,660,900
            -------------------------------------------------------------------
            Integrated Oil & Gas -- 0.3%
            BP Plc (a)                                  18,600        1,181,286
            -------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                 2,842,186
===============================================================================


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007        9

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held         Value
===============================================================================
United States -- 67.8%
            Chemicals -- 0.8%
            E.I. du Pont de Nemours & Co.               33,400     $  1,655,304
            Praxair, Inc.                               18,000        1,135,080
            Tronox, Inc. Class B                         2,478           35,336
                                                                   ------------
                                                                      2,825,720
            -------------------------------------------------------------------
            Energy Equipment &
            Services -- 5.2%
            Cameron International Corp. (c)             93,100        4,887,750
            Dresser-Rand Group, Inc. (c)               179,800        4,667,608
            Dril-Quip, Inc. (c)                         56,000        2,083,200
            Hanover Compressor Co. (c)                   1,605           31,057
            National Oilwell Varco, Inc. (c)           109,433        6,636,017
            PHI, Inc. (c)                               34,200        1,028,736
                                                                   ------------
                                                                     19,334,368
            -------------------------------------------------------------------
            Independent Power Producers &
            Energy Traders -- 0.0%
            Dynegy, Inc. Class A (c)                     2,656           18,725
            -------------------------------------------------------------------
            Integrated Oil & Gas -- 14.0%
            Chevron Corp.                              139,591       10,173,392
            ConocoPhillips                             127,675        8,478,897
            Exxon Mobil Corp.                          129,328        9,583,205
            Hess Corp.                                  48,200        2,602,318
            Marathon Oil Corp.                          71,200        6,432,208
            Murphy Oil Corp.                           247,400       12,298,254
            Williams Cos., Inc.                        100,500        2,712,495
                                                                   ------------
                                                                     52,280,769
            -------------------------------------------------------------------
            Metals & Mining -- 3.2%
            Alcoa, Inc.                                 22,900          739,670
            Consol Energy, Inc.                         68,200        2,348,126
            Newmont Mining Corp.                         9,100          410,410
            Peabody Energy Corp.                       139,200        5,683,536
            Southern Copper Corp.                       45,800        2,862,500
                                                                   ------------
                                                                     12,044,242
            -------------------------------------------------------------------
            Oil & Gas Drilling -- 12.2%
            Diamond Offshore Drilling, Inc.             21,800        1,840,792
            ENSCO International, Inc.                  107,300        5,458,351
            GlobalSantaFe Corp.                        145,022        8,412,726
            Helmerich & Payne, Inc.                     95,200        2,554,216
            Hercules Offshore, Inc. (c)                115,000        3,040,600
            Nabors Industries Ltd. (c)                  67,600        2,046,928
            Noble Corp.                                 70,900        5,313,955
            Pride International, Inc. (c)               70,700        2,036,867
            Rowan Cos., Inc.                            50,000        1,644,500
            TODCO Class A (c)                          123,000        4,259,490
            Transocean, Inc. (c)                       117,100        9,060,027
                                                                   ------------
                                                                     45,668,452
            -------------------------------------------------------------------
            Oil & Gas Equipment &
            Services -- 11.9%
            BJ Services Co.                            201,600        5,576,256
            Baker Hughes, Inc.                         113,400        7,828,002
            Complete Production Services, Inc. (c)      62,100        1,233,927
            FMC Technologies, Inc. (c)                  71,300        4,415,609
            Grant Prideco, Inc. (c)                     34,000        1,332,120
            Halliburton Co.                            145,400        4,295,116
            Lone Star Technologies, Inc. (c)            24,600        1,189,410
            Oil States International, Inc. (c)          95,800        2,760,956
            Schlumberger Ltd.                           75,800        4,812,542
            Smith International, Inc.                   97,400        3,864,832
            Superior Well Services, Inc. (c)            10,300          234,222
            Weatherford International Ltd. (c)         174,726        7,055,436
                                                                   ------------
                                                                     44,598,428
            -------------------------------------------------------------------
            Oil & Gas Exploration &
            Production -- 16.9%
            Apache Corp.                               126,760        9,249,677
            Bill Barrett Corp. (c)                      10,600          327,540
            Cabot Oil & Gas Corp. Class A               44,100        2,860,326
            CanArgo Energy Corp. (c)                   235,500          268,470
            Carrizo Oil & Gas, Inc. (c)                 59,100        1,696,170
            Cimarex Energy Co.                          21,094          790,603
            Devon Energy Corp.                         196,898       13,800,581
            EOG Resources, Inc.                        210,900       14,579,517
            Forest Oil Corp. (c)                        45,800        1,461,936
            Mariner Energy, Inc. (c)                    37,065          745,377
            Newfield Exploration Co. (c)                69,000        2,953,890
            Noble Energy, Inc.                          63,800        3,407,558
            Occidental Petroleum Corp.                 104,600        4,849,256
            Range Resources Corp.                      156,900        4,815,261
            Southwestern Energy Co. (c)                 31,000        1,192,260
                                                                   ------------
                                                                     62,998,422
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.3%
            Arch Coal, Inc.                             36,000        1,069,920
            -------------------------------------------------------------------
            Refining, Marketing &
            Transportation -- 2.1%
            Holly Corp.                                 28,000        1,475,320
            Sunoco, Inc.                                25,400        1,603,502
            Valero Energy Corp.                         89,000        4,830,920
                                                                   ------------
                                                                      7,909,742
            -------------------------------------------------------------------
            Utilities -- 1.2%
            Equitable Resources, Inc.                  102,000        4,411,500
            -------------------------------------------------------------------
            Total Common Stocks in the United States                253,160,288
            -------------------------------------------------------------------
            Total Common Stocks
            (Cost -- $185,618,665) -- 100.2%                        374,585,177
===============================================================================


10       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                        Shares
            Industry         Warrants (e)                 Held        Value
===============================================================================
Canada -- 0.0%
            Oil, Gas & Consumable Fuels -- 0.0%
            MGM Energy Corp. (expires 2/16/2007)        15,000     $     23,581
            -------------------------------------------------------------------
            Total Warrants (Cost -- $12,644) -- 0.0%                     23,581
===============================================================================

                            Short-Term              Beneficial
                            Securities                Interest         Value
===============================================================================
            BlackRock Liquidity Series, LLC
              Cash Sweep Series, 5.29% (b)(d)         $311,467     $    311,467
            -------------------------------------------------------------------
            Total Short-Term Securities
            (Cost -- $311,467) -- 0.1%                                  311,467
===============================================================================
            Total Investments
            (Cost -- $185,942,776*) -- 100.3%                       374,920,225

            Liabilities in Excess of Other Assets -- (0.3%)          (1,253,509)
                                                                   ------------
            Net Assets -- 100.0%                                   $373,666,716
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                               $186,045,660
                                                                   ============
      Gross unrealized appreciation                                $191,507,963
      Gross unrealized depreciation                                  (2,633,398)
                                                                   ------------
      Net unrealized appreciation                                  $188,874,565
                                                                   ============

(a)   Depositary receipts.
(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Interest
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
         Cash Sweep Series                           $(37,731,423)      $393,046
      BlackRock Liquidity Series, LLC
         Money Market Series                         $ (2,597,400)      $ 13,421
      --------------------------------------------------------------------------

(c)   Non-income producing security.
(d)   Represents the current yield as of January 31, 2007.
(e) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

      See Notes to Financial Statements.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       11

Statement of Assets and Liabilities

As of January 31, 2007 (Unaudited)
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value (identified cost -- $185,631,309)                     $374,608,758
           Investments in affiliated securities, at value (identified cost -- $311,467) .....                          311,467
           Cash .............................................................................                            3,954
           Foreign cash (cost -- $5) ........................................................                                6
           Receivables:
              Beneficial interest sold ......................................................    $    834,174
              Dividends .....................................................................         204,779
              Securities lending ............................................................           1,305        1,040,258
                                                                                                 ------------
           Prepaid expenses and other assets ................................................                           19,004
                                                                                                                  ------------
           Total assets .....................................................................                      375,983,447
                                                                                                                  ------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
           Payables:
              Beneficial interest redeemed ..................................................       1,832,545
              Investment adviser ............................................................         185,422
              Distributor ...................................................................         141,924
              Other affiliates ..............................................................          88,230
              Securities purchased ..........................................................          25,365
              Distributions to shareholders .................................................             188        2,273,674
                                                                                                 ------------
           Accrued expenses and other liabilities ...........................................                           43,057
                                                                                                                  ------------
           Total liabilities ................................................................                        2,316,731
                                                                                                                  ------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
           Net assets .......................................................................                     $373,666,716
                                                                                                                  ============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
           Institutional Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized ..............................................................                     $    117,488
           Investor AShares of beneficial interest, $.10 par value, unlimited number of
             shares authorized ..............................................................                          372,541
           Investor B Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized ..............................................................                           88,574
           Investor CShares of beneficial interest, $.10 par value, unlimited number of
             shares authorized ..............................................................                          173,404
           Paid-in capital in excess of par .................................................                      178,791,438
           Accumulated investment loss -- net ...............................................    $   (334,408)
           Undistributed realized capital gains -- net ......................................       5,479,332
           Unrealized appreciation -- net ...................................................     188,978,347
                                                                                                 ------------
           Total accumulated earnings -- net ................................................                      194,123,271
                                                                                                                  ------------
           Net Assets .......................................................................                     $373,666,716
                                                                                                                  ============
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
           Institutional -- Based on net assets of $60,504,430 and 1,174,879 shares of
             beneficial interest outstanding ................................................                     $      51.50
                                                                                                                  ============
           Investor A -- Based on net assets of $188,815,097 and 3,725,408 shares of
             beneficial interest outstanding ................................................                     $      50.68
                                                                                                                  ============
           Investor B -- Based on net assets of $42,420,604 and 885,738 shares of
             beneficial interest outstanding ................................................                     $      47.89
                                                                                                                  ============
           Investor C -- Based on net assets of $81,926,585 and 1,734,044 shares of
             beneficial interest outstanding ................................................                     $      47.25
                                                                                                                  ============

      See Notes to Financial Statements.


12       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Statement of Operations

For the Six Months Ended January 31, 2007 (Unaudited)
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
           Dividends (net of $94,836 foreign withholding tax) ...............................                     $  1,811,250
           Interest from affiliates .........................................................                          393,046
           Securities lending -- net ........................................................                           13,421
                                                                                                                  ------------
           Total income .....................................................................                        2,217,717
                                                                                                                  ------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
           Investment advisory fees .........................................................    $  1,181,001
           Service and distribution fees -- Investor C ......................................         429,953
           Service fees -- Investor A .......................................................         240,718
           Service and distribution fees -- Investor B ......................................         234,762
           Transfer agent fees -- Investor A ................................................          99,873
           Accounting services ..............................................................          90,530
           Transfer agent fees -- Investor C ................................................          52,674
           Transfer agent fees -- Institutional .............................................          33,751
           Custodian fees ...................................................................          33,090
           Printing and shareholder reports .................................................          31,355
           Professional fees ................................................................          29,112
           Transfer agent fees -- Investor B ................................................          28,205
           Registration fees ................................................................          27,869
           Trustees' fees and expenses ......................................................          21,660
           Pricing fees .....................................................................           2,034
           Other ............................................................................          15,538
                                                                                                 ------------
           Total expenses ...................................................................                        2,552,125
                                                                                                                  ------------
           Investment loss -- net ...........................................................                         (334,408)
                                                                                                                  ------------
==============================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
------------------------------------------------------------------------------------------------------------------------------
           Realized gain (loss) on:
              Investments -- net ............................................................      12,509,170
              Foreign currency transactions -- net ..........................................         (20,245)      12,488,925
                                                                                                 ------------
           Change in unrealized appreciation on:
              Investments -- net ............................................................     (26,190,658)
              Foreign currency transactions -- net ..........................................             346      (26,190,312)
                                                                                                 -----------------------------
           Total realized and unrealized loss -- net ........................................                      (13,701,387)
                                                                                                                  ------------
           Net Decrease in Net Assets Resulting from Operations .............................                     $(14,035,795)
                                                                                                                  ============

      See Notes to Financial Statements.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       13

Statements of Changes in Net Assets

                                                                                                  For the Six        For the
                                                                                                 Months Ended      Year Ended
                                                                                               January 31, 2007     July 31,
Increase (Decrease) in Net Assets:                                                                (Unaudited)         2006
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
           Investment loss -- net ...........................................................    $   (334,408)    $   (698,363)
           Realized gain -- net .............................................................      12,488,925       17,283,340
           Change in unrealized appreciation -- net .........................................     (26,190,312)      59,900,534
                                                                                                 -----------------------------
           Net increase (decrease) in net assets resulting from operations ..................     (14,035,795)      76,485,511
                                                                                                 -----------------------------
==============================================================================================================================
Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
           Realized gain -- net:
              Institutional .................................................................      (3,514,828)        (415,609)
              Investor A ....................................................................     (10,107,516)      (1,128,384)
              Investor B ....................................................................      (2,529,507)        (386,717)
              Investor C ....................................................................      (4,757,650)        (529,184)
                                                                                                 -----------------------------
           Net decrease in net assets resulting from distributions to shareholders ..........     (20,909,501)      (2,459,894)
                                                                                                 -----------------------------
==============================================================================================================================
Beneficial Interest Transactions
------------------------------------------------------------------------------------------------------------------------------
           Net increase (decrease) in net assets derived from beneficial interest
             transactions ...................................................................     (30,425,999)      67,397,447
                                                                                                 -----------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets ..........................................     (65,371,295)     141,423,064
           Beginning of period ..............................................................     439,038,011      297,614,947
                                                                                                 -----------------------------
           End of period* ...................................................................    $373,666,716     $439,038,011
                                                                                                 =============================
              * Accumulated investment loss -- net ..........................................    $   (334,408)              --
                                                                                                 =============================

      See Notes to Financial Statements.


14       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Financial Highlights

                                                                                          Institutional
                                                            ----------------------------------------------------------------------
                                                            For the Six
                                                            Months Ended
                                                             January 31,                 For the Year Ended July 31,
The following per share data and ratios have been derived       2007       -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)     2006        2005        2004        2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .............   $  55.85     $  44.93    $  29.22    $  21.25    $  18.34   $  19.42
                                                              --------------------------------------------------------------------
         Investment income -- net** .......................        .08          .16         .02         --+         .01        .02
         Realized and unrealized gain (loss) -- net .......      (1.59)       11.09       15.69        7.97        2.90      (1.10)
                                                              --------------------------------------------------------------------
         Total from investment operations .................      (1.51)       11.25       15.71        7.97        2.91      (1.08)
                                                              --------------------------------------------------------------------
         Less distributions from realized gain -- net .....      (2.84)        (.33)         --          --          --         --
                                                              --------------------------------------------------------------------
         Net asset value, end of period ...................   $  51.50     $  55.85    $  44.93    $  29.22    $  21.25   $  18.34
                                                              ====================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...............      (2.39%)@     25.10%      53.76%      37.51%      15.87%     (5.56%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
         Expenses .........................................        .83%*        .82%        .91%       1.00%       1.12%      1.20%
                                                              ====================================================================
         Investment income -- net .........................        .30%*        .31%        .05%        .02%        .07%       .12%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .........   $ 60,504     $ 75,429    $ 52,148    $ 35,088    $ 23,981   $ 18,405
                                                              ====================================================================
         Portfolio turnover ...............................       4.18%       10.39%      11.14%      10.96%      18.26%     49.77%
                                                              ====================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       15

                                                                                           Investor A
                                                            ----------------------------------------------------------------------
                                                            For the Six
                                                            Months Ended
                                                             January 31,                 For the Year Ended July 31,
The following per share data and ratios have been derived       2007       -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)     2006        2005        2004        2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .............   $  54.94     $  44.32    $  28.89    $  21.06    $  18.22   $  19.35
                                                              --------------------------------------------------------------------
         Investment income (loss) -- net*** ...............        .01          .03        (.07)       (.06)       (.03)      (.03)
         Realized and unrealized gain (loss) -- net .......      (1.55)       10.92       15.50        7.89        2.87      (1.10)
                                                              --------------------------------------------------------------------
         Total from investment operations .................      (1.54)       10.95       15.43        7.83        2.84      (1.13)
                                                              --------------------------------------------------------------------
         Less distributions from realized gain -- net .....      (2.72)        (.33)         --          --          --         --
                                                              --------------------------------------------------------------------
         Net asset value, end of period ...................   $  50.68     $  54.94    $  44.32    $  28.89    $  21.06   $  18.22
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...............      (2.51%)+     24.77%      53.41%      37.18%      15.59%     (5.84%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
         Expenses .........................................       1.08%*       1.07%       1.16%       1.25%       1.38%      1.45%
                                                              ====================================================================
         Investment income (loss) -- net ..................        .04%*        .05%       (.20%)      (.23%)      (.17%)     (.14%)
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .........   $188,815     $208,789    $136,740    $ 77,035    $ 56,094   $ 52,946
                                                              ====================================================================
         Portfolio turnover ...............................       4.18%       10.39%      11.14%      10.96%      18.26%     49.77%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


16       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

                                                                                           Investor B
                                                            ----------------------------------------------------------------------
                                                            For the Six
                                                            Months Ended
                                                             January 31,                 For the Year Ended July 31,
The following per share data and ratios have been derived       2007       -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)     2006        2005        2004        2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .............   $  52.23     $  42.47    $  27.90    $  20.49    $  17.87   $  19.12
                                                              --------------------------------------------------------------------
         Investment loss -- net*** ........................       (.17)        (.35)       (.32)       (.25)       (.18)      (.17)
         Realized and unrealized gain (loss) -- net .......      (1.49)       10.44       14.89        7.66        2.80      (1.08)
                                                              --------------------------------------------------------------------
         Total from investment operations .................      (1.66)       10.09       14.57        7.41        2.62      (1.25)
                                                              --------------------------------------------------------------------
         Less distributions from realized gain -- net .....      (2.68)        (.33)         --          --          --         --
                                                              --------------------------------------------------------------------
         Net asset value, end of period ...................   $  47.89     $  52.23    $  42.47    $  27.90    $  20.49   $  17.87
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...............      (2.89%)+     23.82%      52.22%      36.16%      14.66%     (6.54%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
         Expenses .........................................       1.84%*       1.84%       1.93%       2.02%       2.16%      2.23%
                                                              ====================================================================
         Investment loss -- net ...........................       (.69%)*      (.71%)      (.97%)     (1.00%)      (.96%)     (.91%)
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .........   $ 42,421     $ 57,926    $ 52,595    $ 35,399    $ 23,829   $ 24,468
                                                              ====================================================================
         Portfolio turnover ...............................       4.18%       10.39%      11.14%      10.96%      18.26%     49.77%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       17

Financial Highlights (concluded)

                                                                                            Investor C
                                                            ----------------------------------------------------------------------
                                                            For the Six
                                                            Months Ended
                                                             January 31,                 For the Year Ended July 31,
The following per share data and ratios have been derived       2007       -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)     2006        2005        2004        2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .............   $  51.57     $  41.93    $  27.55    $  20.23    $  17.65   $  18.88
                                                              --------------------------------------------------------------------
         Investment loss -- net*** ........................       (.17)        (.35)       (.32)       (.25)       (.18)      (.17)
         Realized and unrealized gain (loss) -- net .......      (1.47)       10.32       14.70        7.57        2.76      (1.06)
                                                              --------------------------------------------------------------------
         Total from investment operations .................      (1.64)        9.97       14.38        7.32        2.58      (1.23)
                                                              --------------------------------------------------------------------
         Less distributions from realized gain -- net .....      (2.68)        (.33)         --          --          --         --
                                                              --------------------------------------------------------------------
         Net asset value, end of period ...................   $  47.25     $  51.57    $  41.93    $  27.55    $  20.23   $  17.65
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...............      (2.89%)+     23.84%      52.20%      36.18%      14.62%     (6.51%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
         Expenses .........................................       1.84%*       1.84%       1.93%       2.02%       2.16%      2.24%
                                                              ====================================================================
         Investment loss -- net ...........................       (.71%)*      (.71%)      (.97%)     (1.01%)      (.96%)     (.93%)
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .........   $ 81,927     $ 96,895    $ 56,131    $ 29,695    $ 11,789   $  8,129
                                                              ====================================================================
         Portfolio turnover ...............................       4.18%       10.39%      11.14%      10.96%      18.26%     49.77%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


18       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Natural Resources Trust was renamed BlackRock Natural Resources Trust (the "Trust") and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Trust offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities held by the Trust that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       19

Notes to Financial Statements (Unaudited)

announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Trust may purchase and write covered call options and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

      Written and purchased options are non-income producing investments.

Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expenses as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(h) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any


20       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007
amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The Trust will adopt FIN 48 during the fiscal 2008 year and the impact on the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Trust's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Trust approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Trust's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Trust has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Trust to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee            Fee
--------------------------------------------------------------------------------
Investor A ......................................        .25%            --
Investor B ......................................        .25%           .75%
Investor C ......................................        .25%           .75%
--------------------------------------------------------------------------------


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       21

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Trust. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing distribution-related services to Investor B and Investor C shareholders.

For the six months ended January 31, 2007, FAMD, the Trust's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Trust's Institutional and Investor A Shares as follows:

--------------------------------------------------------------------------------
                                        FAMD              BDI            MLPF&S
--------------------------------------------------------------------------------
Institutional ...............          $    62          $    --          $    62
Investor A ..................          $ 2,693          $    11          $33,924
--------------------------------------------------------------------------------

For the six months ended January 31, 2007, MLPF&S received contingent deferred sales charges of $20,618 and $10,188 relating to transactions in Investor B and Investor C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $4,482 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Trust such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Trust shares. During the period September 29, 2006 to January 31, 2007, the following amounts have been accrued by the Trust to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                         Call
                                                                     Center Fees
--------------------------------------------------------------------------------
Institutional ..........................................                $  277
Investor A .............................................                $2,200
Investor B .............................................                $  508
Investor C .............................................                $  765
--------------------------------------------------------------------------------

Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended January 31, 2007, BIM received $5,700 in securities lending agent fees.

In addition, MLPF&S received $4,281 in commissions on the execution of portfolio security transactions for the Trust for the six months ended January 31, 2007.

For the six months ended January 31, 2007, the Trust reimbursed MLIM and the Manager $1,468 and $2,937, respectively, for certain accounting services.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Trust's transfer agent. Prior to September 29, 2006, the Trust's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock,Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2007 were $15,949,231 and $28,954,196, respectively.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(30,425,999) and $67,397,447 for the six months ended January 31, 2007 and the year ended July 31, 2006, respectively.


22       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Notes to Financial Statements (concluded)

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six Months                                Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            82,647       $  4,221,112
Shares issued to shareholders in
  reinvestment of distributions ..........            64,368          3,159,602
                                                -------------------------------
Total issued .............................           147,015          7,380,714
Shares redeemed ..........................          (322,652)       (16,539,895)
                                                -------------------------------
Net decrease .............................          (175,637)      $ (9,159,181)
                                                ===============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           652,585       $ 34,313,325
Shares issued to shareholders in
  reinvestment of distributions ..........             7,457            383,896
                                                -------------------------------
Total issued .............................           660,042         34,697,221
Shares redeemed ..........................          (470,102)       (24,640,128)
                                                -------------------------------
Net increase .............................           189,940       $ 10,057,093
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           499,104       $ 25,239,432
Automatic conversion of shares ...........             5,311            270,101
Shares issued to shareholders in
  reinvestment of distributions ..........           112,856          5,470,223
                                                -------------------------------
Total issued .............................           617,271         30,979,756
Shares redeemed ..........................          (691,902)       (34,680,382)
                                                -------------------------------
Net decrease .............................           (74,631)      $ (3,700,626)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,528,514       $ 78,148,165
Automatic conversion of shares ...........            91,386          4,530,597
Shares issued to shareholders in
  reinvestment of distributions ..........            17,894            907,754
                                                -------------------------------
Total issued .............................         1,637,794         83,586,516
Shares redeemed ..........................          (923,188)       (46,739,124)
                                                -------------------------------
Net increase .............................           714,606       $ 36,847,392
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            61,845       $  2,994,580
Shares issued to shareholders in
  reinvestment of distributions ..........            44,642          2,048,240
                                                -------------------------------
Total issued .............................           106,487          5,042,820
                                                -------------------------------
Automatic conversion of shares ...........            (5,590)          (270,101)
Shares redeemed ..........................          (324,162)       (15,450,486)
                                                -------------------------------
Total redeemed ...........................          (329,752)       (15,720,587)
                                                -------------------------------
Net decrease .............................          (223,265)      $(10,677,767)
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           379,178       $ 18,366,346
Shares issued to shareholders in
  reinvestment of distributions ..........             6,962            337,481
                                                -------------------------------
Total issued .............................           386,140         18,703,827
                                                -------------------------------
Automatic conversion of shares ...........           (95,720)        (4,530,597)
Shares redeemed ..........................          (419,900)       (20,018,647)
                                                -------------------------------
Total redeemed ...........................          (515,620)       (24,549,244)
                                                -------------------------------
Net decrease .............................          (129,480)      $ (5,845,417)
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           196,334       $  9,245,998
Shares issued to shareholders in
  reinvestment of distributions ..........            91,134          4,130,134
                                                -------------------------------
Total issued .............................           287,468         13,376,132
Shares redeemed ..........................          (432,450)       (20,264,557)
                                                -------------------------------
Net decrease .............................          (144,982)      $ (6,888,425)
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,006,111       $ 48,795,773
Shares issued to shareholders in
  reinvestment of distributions ..........            10,006            478,791
                                                -------------------------------
Total issued .............................         1,016,117         49,274,564
Shares redeemed ..........................          (475,718)       (22,936,185)
                                                -------------------------------
Net increase .............................           540,399       $ 26,338,379
                                                ===============================

5. Short-Term Borrowings:

The Trust, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Trust pays a commitment fee of .06% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended January 31, 2007.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       23

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the July 31, 2006 Annual Report of the Trust and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). The New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 8, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent trustees consulted with their counsel and Trust counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Trust and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Trust as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Trust as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;


24       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

o that the Trust will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Trust shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Trust shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Trust's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in March 2006, the Board performed a full annual review of the investment advisory agreement currently in effect for the Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Trust in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Trust would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Trust; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       25

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, allocation of brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust.

In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Trust, and that the New Investment Advisory Agreement should be approved and recommended to Trust shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance, but also considered certain areas in which both the Investment Adviser and the Trust receive services as part of the Merrill Lynch complex. The Board compared the Trust's performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Trust.

The trustees were given information with respect to the potential benefits to the Trust and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.


26       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Trust under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Trust under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Trust's total expenses to those of other comparable funds. The information showed that the Trust had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Trust. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Trust, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Trust.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Trust's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Trust appropriately participated in these economies of scale.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       27

Disclosure of Investment Advisory Agreement (concluded)

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Trust's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Trust would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Trust's portfolio transaction brokerage commissions. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Trust following the Transaction. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The trustees considered investment performance for the Trust. The trustees compared the Trust's performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Trust performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Trust's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Trust.

Conclusion -- After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


28       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also considered a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Trust and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. The Contingent Sub-Advisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, is contingent on further Board approval. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in the Trust's expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Trust's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Trust under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Trust would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       29

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 16-17, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement with respect to the Trust between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Trust's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Trust. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Trust expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August 2006 in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. The Board considered all relevant factors and did not identify any particular information that was all-important or controlling. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Trust and for oversight of the Trust's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Trust and is responsible for the day-to-day management of the Trust's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Trust as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Trust's shareholders.


30       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Proxy Results

During the six-month period ended January 31, 2007, BlackRock Natural Resources Trust's shareholders voted on the following proposals. On July 31, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they were approved. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------
                                                    Shares Voted     Shares Voted      Shares Voted
                                                        For             Against           Abstain
---------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                         3,993,001         123,635           115,654
---------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement
with BlackRock Advisors, Inc.                         3,922,489         134,774           115,027
---------------------------------------------------------------------------------------------------
To approve a change in Fundamental
Investment Restriction.                               3,868,213         185,450           118,627
---------------------------------------------------------------------------------------------------

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
Donald W. Burton, Trustee
John Francis O'Brien, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Donald C. Burke, Vice President and Treasurer
Robert M. Shearer, Vice President and Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       31

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Trust's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 441-7762.


32       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Trust has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Trust's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Trust's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trust files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Trust's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


               BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007       33

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


34       BLACKROCK NATURAL RESOURCES TRUST       JANUARY 31, 2007

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Natural Resources Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10303-1/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Natural Resources Trust

Date: March 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Natural Resources Trust

Date: March 26, 2007


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Natural Resources Trust

Date: March 26, 2007